                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              ISOMET CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:


Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                              ISOMET CORPORATION
                             5263 Port Royal Road
                            Springfield, VA 22151


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On May 31, 2001

NOTICE IS HEREBY GIVEN THAT, the Annual Meeting of Stockholders of Isomet Corporation, a New Jersey Corporation (the "Corporation"), will be held at the principal office of the Corporation, 5263 Port Royal Road, Springfield, Virginia, on Thursday, May 31, 2001, at 10:30 a.m., Eastern Standard Time, for the following purposes:

          1. To elect five (5) directors of the Corporation to serve for the term of one (1) year or until their respective successors have been elected and qualified;

          2.   To approve and ratify Isomet Corporation 2001 Stock Option Plan;
               and

          3. To transact such other business as may be properly brought before the meeting or any adjournment or adjournments thereof. Management is not aware of any such other business.

Only holders of record shares of Common Stock of the Corporation at the close of business on April 25, 2001 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

All stockholders of the Corporation are invited to attend the annual meeting. Whether or not you plan to attend the Annual Meeting of Stockholders in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, please complete, sign, date and return the enclosed Proxy in the envelope to which no postage need be affixed if mailed in the United States. Any stockholder who chooses to attend and vote in person has the power to revoke his proxy at any time before it is used by giving written notice of such revocation to the Secretary of the meeting.

                      By Order of The Board of Directors


                      Jerry W. Rayburn
                      Secretary

May 4, 2001
Springfield, Virginia

                              ISOMET CORPORATION
               5263 Port Royal Road, Springfield, Virginia 22151

                                PROXY STATEMENT
                        Annual Meeting of Stockholders
                                 May 31, 2001


The enclosed Proxy is being solicited by the Board of Directors of Isomet Corporation (the "Corporation") in connection with the Annual Meeting of Stockholders ("Annual Meeting") of the Corporation to be held at the principal office of the Corporation, 5263 Port Royal Road, Springfield, Virginia 22151, on Thursday, May 31, 2001, at 10:30 a.m., Eastern Standard Time, and at any adjournment or adjournments thereof. Only record holders of shares of Common Stock, $1.00 par value ("Common Stock") of the Corporation at the close of business on April 25, 2001 will be entitled to notice of or to vote at the Annual Meeting or any adjournments of such meeting. On that date there were 1,978,090 shares of Common Stock outstanding and entitled to vote at the meeting.

Any stockholder who executes and returns the enclosed form of proxy may revoke it at any time before it is voted by (i) submitting a duly executed proxy bearing a later date; (ii) giving written notice to the Secretary of the Corporation (Jerry W. Rayburn, Executive Vice President Finance and Secretary, Isomet Corporation, 5263 Port Royal Road, Springfield, Virginia 22151) or; (iii) by voting in person at the meeting. Unless so revoked, the shares represented by the proxy will be voted in accordance with the instructions specified therein at the Annual Meeting, if the proxy is properly executed and is received in time for voting. If no instructions are specified, the shares represented by the Proxy will be voted FOR all of the matters described herein.

All expenses attributable to this solicitation will be borne by the Corporation. Further solicitation of Proxies may be made by telephone or in person by officers, directors and regular employees of the Corporation without additional compensation.

The Corporation's Annual Report for the fiscal year ended December 31, 2000, is transmitted herewith. None of the statements or information in said Annual Report is intended or shall be construed to be part of the proxy soliciting material of the Corporation.

The approximate mailing date of the Proxy Statement and accompanying proxy is May 4, 2001.

                             VOTING SECURITIES AND
                           PRINCIPAL HOLDERS THEREOF

Stockholders are entitled to one vote for each share of Common Stock. However, in the election of directors, a stockholder has the right to cumulate his shares by giving one candidate as many votes as shall equal the number of directors to be elected, multiplied by the total number of shares or to distribute them, on the same principle, among any number of candidates as the stockholder wishes. There are no prerequisites to the exercise of these cumulative voting rights. Directors are elected by a plurality of votes cast. The five persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Corporation. Persons named as proxies intend to cast votes equally among the five nominees for directors, but they reserve the right to cumulate and cast votes for less than all nominees or to distribute the votes among nominees at their discretion.

The holders of forty percent (40%) of the common stock entitled to vote at the Annual Meeting, present in person or by proxy, shall constitute a quorum for purposes of the Annual Meeting. Abstentions are counted for purposes of establishing a quorum, but will have no affect on the outcome of the vote to elect directors or to approve and ratify the Isomet Corporation 2001 Stock Option Plan ("Plan"). The affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the Annual Meeting is required to approve and ratify the Plan. Under rules applicable to broker-dealers, the election of directors is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and, accordingly, there will be no "broker non-votes" with respect to the election of directors. Approval of the Plan is considered a "non-discretionary" item and brokerage firms which have received no instructions from their clients will have no discretion with respect to voting on such items. Accordingly, there may be "broker non-votes" with respect to the proposal to approve the Plan. However, because of the vote required, "broker non-votes" will have no effect on the vote to approve the Plan.

                     BENEFICIAL OWNERSHIP OF COMMON STOCK
                  BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of February 28, 2001 the number of shares and percentage of outstanding Common Stock owned by (I) each person or entity known to the Corporation to be the beneficial owner of more than 5% of the Corporation's outstanding Common Stock, (ii) each director and director nominee who owns Common Stock and (iii) all directors and officers of the Corporation as a group. The address for the directors and officers is the same of the Corporation's address unless otherwise indicated.

                                                                              Common Stock
                                                  ------------------------------------------------------------------
                                                       Amount and nature of
Name of Beneficial Owner                               Beneficial Ownership/1/                Percent of Class/2/
------------------------                               ----------------------                 ------------------
Leon Bademian                                                  5,000                                   .25
Director and Nominee

Jerry W. Rayburn                                              20,000/3/                               1.01
Officer, Director and Nominee

Lee R. Marks                                                   2,333                                   .12
Director and Nominee

Thomas P. Meloy                                              131,103                                  6.63
Director and Nominee
413 Jefferson Street
Morgantown, WV 26505

Henry Zenzie                                                 616,838/4/                              30.95
Officer, Director and Nominee

Kern Capital Management, LLC                                 207,000                                 10.46
114 West 47/th/ Street
Suite 1926
New York, New York  10036

All Directors and Officers as a Group                        812,866                                 40.63
(10 persons)

(1) Unless otherwise indicated, each person has sole voting and investment power with respect to the shares beneficially owned.

(2) Calculated on the basis of 1,978,090 shares of Common Stock outstanding at April 25, 2001, plus in the case of the individual option holder, additional shares of Common Stock deemed to be outstanding because such shares may be acquired within 60 days of that date through the exercise of outstanding options.

(3) Includes 5,000 shares that Mr. Rayburn has an option to acquire within 60 days of April 25, 2001.

(4) Includes 15,000 shares that Mr. Zenzie has an option to acquire within 60 days of April 25, 2001 and 93,060 shares as to which Mr. Zenzie, as Nominee under certain Nominee and Option Agreements dated as of March 9, 1993, shares investment power for a maximum term of ten (10) years, but holds no voting powers hereto. Pursuant to these agreements, Mr. Zenzie also has an option to immediately acquire 18,612 of such shares.

                             ELECTION OF DIRECTORS
                                 (Proposal 1)

At the Annual Meeting of stockholders five (5) directors are to be selected to hold office until the next annual meeting or until their successors are elected and qualified. Should the nominees be unable to serve or refuse to serve as directors (an event that Management does not anticipate), proxies solicited hereunder will be voted for substituted nominees.

The enclosed proxy provides a means for a stockholder to vote for one or more of the proposed nominees or to withhold authority to vote for all of such proposed nominees. Each properly executed proxy received in time for the meeting will be voted as specified herein. If a stockholder executes and returns a proxy, but does not specify otherwise, the shares represented by such stockholder's proxy will be voted FOR each of the proposed nominees listed therein or should any one or more of such proposed nominees become unavailable, for another nominee or other nominees to be selected by the Board of Directors.

THE CORPORATION'S BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE NOMINEES IDENTIFIED BELOW.

Identification of Directors and Nominees for Directors:

The following table sets forth certain information regarding each director and nominee.

                                                  Position with the
                                                  -----------------
Nominee                      Age                      Corporation                            Director Since
-------                      ---                      -----------                            --------------
Leon Bademian                69                  Director of Technology and                       1981
                                                 Development and Director
Lee R. Marks                 65                  Director                                         1987
Thomas P. Meloy              75                  Director                                         1977
Jerry W. Rayburn             60                  Executive Vice President Finance,                1977
                                                 Treasurer, Secretary and Director
Henry Zenzie                 71                  President and Director                           1968

Business Experience:
-------------------

The principal occupation of each director and nominee for the last five years and directorships held by each such person is as follows:

Leon Bademian is Director of Technology and Development for the Corporation. Previously, Mr. Bademian was Executive Vice President, Operations and Technical Director for the Corporation.

Lee R. Marks is a member of the law firm of Greenberg Traurig, LLP. Previously, Mr. Marks was a member of the law firm of Ginsburg, Feldman and Bress, Chartered.

Thomas P. Meloy, PhD is Benedum Professor, West Virginia University.

Jerry W. Rayburn is Executive Vice President, Finance, Treasurer and Secretary of the Corporation.

Henry Zenzie is President of the Corporation. He is also a private investor in Henry Zenzie & Company, Princeton, New Jersey. Prior to joining the Corporation as President in 1981, Mr. Zenzie was Senior Vice President of Prescott, Ball and Turben, New York, New York from 1978.

                             Family Relationships

Henry H. Zenzie, Vice President, is the son of Henry Zenzie, President and Director.

                Certain Relationships and Related Transactions

The law firm of Greenberg Traurig, LLP, of which Lee R. Marks, a Director and Nominee Director of the Corporation, is a member, received fees in the fiscal year ended 2000 for legal services rendered to the Corporation. It is anticipated that Greenberg Traurig, LLP will continue to provide legal services to the Corporation, to be billed at the law firms usual hourly rates in 2001.

               Meetings and Committees of the Board of Directors

The Board of Directors held four meetings in the fiscal year ended December 31, 2000. These meetings were attended by all of the Directors.

The Board of Directors does not have standing nominating or compensation committees. The Board of Directors has an Audit Committee consisting of Lee R. Marks, Thomas P. Meloy and Jerry W. Rayburn. The Audit Committee assists the Board of Directors in fulfilling its responsibilities to oversee management's conduct of the Corporation's financial reporting process, reviews the scope and results of the audit performed by the Corporation's independent auditors and reviews regulatory examination reports. On June 1, 2000, the Audit Committee adopted an Audit Committee Charter, a copy of which is attached hereto as Appendix A. The Audit Committee met two times during the fiscal year ended
----------
December 31, 2000.

                         Report of the Audit Committee

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Corporation's accounting function and internal controls. Management is responsible for the Corporation's internal controls and financial reporting process. The Corporation's independent auditors are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon.

The Audit Committee is composed of directors all of whom are independent as defined by the National Association of Securities Dealers. The Audit Committee is governed by an Audit committee charter which specifies, among other things, the scope of the committee's responsibilities and how those responsibilities are to be performed. A copy of such charter is attached to this Proxy Statement as Appendix A. The responsibilities of the Audit Committee include recommending to
----------
the Board an accounting firm to be engaged as the company's independent auditors.

The Audit Committee has reviewed and discussed the audited financial statements with management. In addition, in compliance with applicable provisions of the Audit Committee Charter, the Audit Committee has discussed with the Corporation's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors' their independence. Based on the review and discussions referred to above in this report, the Audit

Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report to Stockholders, which financial statements were incorporated into the Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee also recommended the selection of Aronson, Fetridge & Weigle, Certified Public Accountants, as the Company's independent auditors for the fiscal year ended December 31, 2001.

                                Respectfully submitted,


                                Lee R. Marks
                                Thomas P. Meloy
                                Jerry W. Rayburn



                            OTHER EXECUTIVE OFFICERS

Set forth below is information concerning the executive officers of the Corporation who do not serve on the Board of Directors.

     Name                   Age    Position with the Corporation
     ----                   ---    -----------------------------

     Robert G. Bonner (1)   53     Vice President Components Manufacturing

     Frank V. Hamby (1)     63     Vice President Systems Manufacturing

     Delmar R. Rader (1)    64     Vice President Product Engineering

     Everett E. Taylor (2)  57     Vice President Sales and Marketing

     Henry H. Zenzie (3)    39     Vice President

     ___________________________

(1)  These officers have held these positions for more than five (5) years.

(2) Mr. Taylor was elected Vice President Sales and Marketing in May, 2000. Prior thereto, Mr. Taylor was Director, Sales and Marketing for the Corporation.

(3) Mr. Zenzie was elected Vice President in December, 2000. Prior thereto Mr. Zenzie was Director of Research and Senior Laser Physicist for Palomar Medical Technologies, Inc. in Burlington, Massachusetts.

                            EXECUTIVE COMPENSATION

(a) The following information is furnished with respect to the President of the Corporation and the other two (2) Executive Officers of the Corporation whose total annual salary and bonus during the fiscal year ended December 31, 2000 exceeded $100,000 (collectively the "Named Executive Officers").

(b)  Summary Compensation Table


                                                                                            Long Term Compensation
                                                                      --------------------------------------------------------------

                                        Annual Compensation                        Awards                     Payouts
                              ---------------------------------------------------------------------------------------------
(a)                    (b)      (c)             (d)          (e)            (f)               (g)             (h)           (l)

Name and                                                     Other Annual     Restricted      Securities       LTIP           All
Principal Position                              Bonus        Compensation   Stock Award(s)    Underlying      Payouts        Other
                       Year     Salary($)       ($)(1)          ($) (2)          (#)            Options         ($)         Comp ($)

Henry Zenzie           2000       76,294          -0-             -0-              -0-              -0-          -0-          -0-
President              1999       76,294          -0-             -0-              -0-        15,000(3)          -0-          -0-
                       1998       76,294          -0-             -0-              -0-              -0-          -0-          -0-

Jerry Rayburn          2000      133,698        2,674             -0-              -0-              -0-          -0-          -0-
Executive Vice         1999      130,998        2,620        $ 25,000              -0-        15,000(3)          -0-          -0-
President of           1998      127,000        2,540             -0-              -0-              -0-          -0-          -0-
Finance and
Treasurer

Leon Bademian          2000      103,813        2,076             -0-              -0-              -0-          -0-          -0-
Director of            1999      123,769        2,475        $ 20,000              -0-        15,000(3)          -0-          -0-
Technology &           1998      138,403        2,768             -0-              -0-              -0-          -0-          -0-
Development

___________________________________

(1)  These amounts represent Corporation's annual contribution to 401(k) plan.
(2) These amounts represent loans from the Corporation which were converted to compensation.
(3)  Represents options to acquire shares of common stock.

                    (c)  Option Grants in Last Fiscal Year

The Corporation did not make any individual grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 2000.

             (d)  Aggregated Option Exercises in Last Fiscal Year
                    and Fiscal Year End Option Value Table

(a)                      (b)                (c)                     (d)                                 (e)
                                                                     Number of Securities                Value of Unexercised In
                                                                    Underlying Unexercised                -the-Money Options at
                                                                     Options at FY-End (#)                      FY-End($)(1)
                         Shares Acquired
Name                     on Exercise (#)    Value Realized ($)      Exercisable/Unexercisable           Exercisable/Unexercisable
------------------------------------------------------------------------------------------------------------------------------------
Henry Zenzie                      -0-                 -0-                      15,000/-0-                           255,000(2)/-0-
Jerry W. Rayburn               15,000             198,450                    5,000/10,000                   85,000 (2)/170,000 (2)
Leon Bademian                   5,000              77,500                      -0-/10,000                          -0-/170,000 (2)
Robert Bonner                   3,500              57,680                    5,000/10,000                   85,000 (2)/170,000 (2)
Frank Hamby                     5,000              55,000                      -0-/10,000                          -0-/170,000 (2)
Delmar R. Rader                   -0-                 -0-                    5,000/10,000                   85,000 (2)/170,000 (2)
Everett E. Taylor               2,500              35,000                    2,500/12,500                   42,500 (2)/212,500 (2)
Henry H. Zenzie                   -0-                 -0-                      -0-/15,000                           -0-/56,250 (3)

___________________________

(1) Closing price on December 31, 2000 was above the exercise price for exercisable option shares.
(2) December 31, 2000 closing stock price was $19.00 per share. Option price is $2.00 per share.
(3)  Option price is $15.25 per share.


(e)  Long-Term Incentive Plans - Awards in Last Fiscal Year

     None.  The Corporation does not maintain any long-term incentive plan.

(f)  Defined Benefit or Actuarial Plan Disclosure - Pension Plan Table

     Not applicable.

(g)  Compensation of Directors

     The Corporation does not pay director's fees.

(h) Employment Contracts and Termination of Employment and Change-in-Control Arrangements

     Termination of Employment Arrangement: Effective as of June 1, 1994, the Corporation entered into a severance agreement with Jerry W. Rayburn. The terms of the severance agreement provides that in the event the Corporation terminates the executive's employment with the Corporation for any reason, the executive shall be entitled to receive severance pay equal to twelve months compensation based upon his then annual base salary only (i.e., exclusive of any bonus or other compensation), but in no event shall the severance pay be less than the total amount of $123,573, his annual base salary in effect as of the effective date of the severance agreement. Based upon the foregoing, the executive will not be entitled to severance in the event he voluntarily terminates his employment with the Corporation (which by way of illustration, but not limitation, includes death, disability, retirement or resignation). The severance agreement provide that the severance pay shall be paid in twelve equal monthly installments commencing one month after the Corporation terminates the executive's employment with the Corporation, provided however, that the Corporation can within it's sole discretion prepay all or any part of such severance pay. The severance agreement also contain covenants restricting the executive from engaging in competing businesses or certain conduct with the Corporation's vendors;

     requiring the executive to return all Corporation owned materials and equipment; prohibiting the disclosure of confidential information of the Corporation; and requiring the executive to assist the Corporation in acquiring intellectual property rights in any invention the executive may have made or conceived while employed by the Corporation. The severance agreement also provides for injunctive relief as well as other remedies for breach.

     Employee Contracts: In 1998, Leon Bademian, previously Executive Vice President of Operations, assumed the position of Director of Technology and Development under a three year employment agreement with the Corporation dated July 21, 1998. The agreement specifies compensation at $138,403 for the first year and decreasing by 25% in the second year and 25% in the third year. On July 20, 2000, the agreement was amended to eliminate the decrease in the third year. The agreement also contains covenants restricting the executive from engaging in competing businesses or certain conduct with the Corporation's vendors; requiring the executive to return all Corporation owned materials and equipment; prohibiting the disclosure of confidential information of the Corporation; and requiring the executive to assist the Corporation in acquiring intellectual property rights in any invention the executive may have made or conceived while employed by the Corporation. The severance agreement also provides for injunctive relief as well as other remedies for breach.

(i)  Report on Repricing of Options

     None. The Corporation did not adjust or amend the exercise price of stock options previously awarded to any of the named executive officers during the last fiscal year.

(j) Additional information with Respect to Compensation Committee Interlocks and Insider Participation in Compensation Decisions

     In 2000, four of the Corporation's directors participated in deliberations and decisions regarding executive officer compensation. They were Mr. Zenzie, Mr. Bademian, Mr. Rayburn and Mr. Marks.

(k)  Board Compensation Committee Report on Executive Compensation

     Not applicable.

(l)  Performance Graph

     Not applicable.

                   BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Corporation's directors, officers and persons who own more than ten percent of the Common Stock of the Corporation, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of the Common Stock.

Directors, officers and greater then ten percent holders are required by the SEC regulation to furnish the Corporation with copies of all Section 16(a) reports they file. To the Corporation's knowledge, except as noted below, based solely on review of the copies of the above mentioned reports furnished to the Corporation and written representations regarding all reportable transactions, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its directors and officers and greater than ten percent beneficial owners were complied with on time.

                      PROPOSAL TO APPROVE AND RATIFY THE
                   ISOMET CORPORATION 2001 STOCK OPTION PLAN
                                 (Proposal 2)

Background and Purpose.

On April 30, 2001, the Board of Directors adopted the Isomet Corporation 2001 Stock Option Plan (the "Plan") and recommended that it be submitted to the Corporation's stockholders for their approval at the Annual Meeting. The purpose of the Plan is to provide an additional incentive to attract and retain qualified competent persons who provide services and upon whose efforts and judgment the success of the Corporation is largely dependent, through the encouragement of stock ownership in the Corporation by such persons. In furtherance of this purpose, the Plan authorizes, among other things, the granting of incentive or nonqualified stock options to purchase Common Stock (collectively, "Options") to persons selected by the administrators of the Plan from the class of all regular employees of the Corporation, including officers who are regular employees and directors, and nonqualified stock options to independent consultants to the Corporation and non-employee directors of the Corporation.

The effective date of the Plan is April 30, 2001 (the "Effective Date"). No Options have been granted under the Plan as of the date of this Proxy Statement, and any Options granted under the Plan shall be subject to and conditioned upon approval of the Plan by the Corporation's stockholders at the Annual Meeting.

The following is a summary of certain principal features of the Plan. This summary is qualified in its entirety by reference to the complete text of the Plan, which is attached to this Proxy Statement as Appendix B. Stockholders are urged to read the actual text of the Plan in its entirety.

Administration of the Plan.

The Plan provides that it shall be administered by the Board of Directors of the Corporation (the "Board") or by a committee appointed by the Board (the "Committee") which shall be composed of two or more directors all of whom shall be "outside directors" (as defined in the Plan) in compliance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code").

The Committee or the Board in its sole discretion determines the persons to be awarded the Options, the number of shares subject thereto and the exercise price and other terms thereof. In addition, the Committee or the Board has full power and authority to construe and interpret the Plan, and the acts of the Committee or the Board are final, conclusive and binding on all interested parties, including the Corporation, its stockholders, its officers and employees, recipients of grants under the Plan, and all persons or entities claiming by or through such persons.

An aggregate of 200,000 shares of Common Stock (subject to adjustment described below) are reserved for issuance upon the exercise of Options granted under the Plan. The shares acquired upon exercise of Options granted under the Plan will be authorized and issued shares of Common Stock. The Corporation's stockholders will not have any preemptive rights to purchase or subscribe for any Common Stock by reason of the reservation and issuance of Common Stock under the Plan. If any Option granted under the Plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that Option will again be available for purposes of the Plan.

Certain Terms and Conditions.

All Options granted under the Plan must be evidenced by a written agreement between the Corporation and the grantee. The agreement will contain such terms and conditions as the Committee or the Board shall prescribe, consistent with the Plan, including, without limitation, the exercise price, term and any restrictions on the exercisability of the Options granted.

For any Option granted under the Plan, the exercise price per share of Common Stock may be any price determined by the Committee or the Board; however, the exercise price per share of any Incentive Stock Option may not be less than the Fair Market Value of the Common Stock on the date such Incentive Stock Option is granted.

The Committee or the Board may permit the exercise price of an Option to be paid for in cash, by certified or official bank check or personal check, by money order, with already owned shares of Common Stock that have been held by the Optionee for at least six (6) months (or such other shares as the Corporation determines will not cause the Corporation to recognize for financial accounting purposes a charge for compensation expense), the withholding of shares of Common Stock issuable upon exercise of the Option, by delivery of a properly executed exercise notice together with such documentation as shall be required by the Committee or the Board (or, if applicable, the broker) to effect a cashless exercise, or a combination of the above. If paid in whole or in part with shares of already owned Common Stock, the value of the shares surrendered is deemed to be their Fair Market Value on the date the Option is exercised. The Plan also authorizes the Corporation to lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of the Option granted thereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with the Optionee's promissory note, such note shall
(i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at the prime rate of the Corporation's principal lender or such other rate as the Committee or the Board, as the case may be, shall determine, and (iv) contain such other terms as the Committee or the Board in its sole discretion shall reasonably require.

The use of already owned shares of Common Stock applies to payment for the exercise of an Option in a single transaction and to the "pyramiding" of already owned shares in successive, simultaneous Option exercises. In general, pyramiding permits an Option holder to start with as little as one share of Common Stock and exercise an entire Option to the extent then exercisable (no matter what the number of shares subject thereto). By utilizing already owned shares of Common Stock, no cash (except for fractional share adjustments) is needed to exercise an Option. Consequently, the Optionee would receive Common Stock equal in value to the spread between the fair market value of the shares subject to the Option and the exercise price of such Option.

No Incentive Stock Option, and unless the prior written consent of the Committee or the board is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 of the Exchange Act, no non-qualified stock option granted under the Plan is assignable or transferable, other than by will or by the laws of descent and distribution. During the lifetime of an Optionee, an Option is exercisable only by him or her, or in the case of a non-qualified stock option, by his or her permitted assignee. The expiration date of an Option under the Plan will be determined by the Committee or the Board at the time of grant, but in no event may such an Option be exercisable after 10 years from the date of grant. An Option may be exercised at any time or from time to time or only after a period of time in installments, as the Committee or the Board determines. The Committee or the Board may in its sole discretion accelerate the date on which any Option may be exercised. In its sole discretion, the Board or Committee may provide that an Option granted under the Plan become immediately fully exercisable in the event of certain transactions, including certain changes in control of the Corporation, certain mergers and reorganizations, and certain dispositions of substantially all the Corporation's assets.

Unless otherwise provided in the Option agreement, the unexercised portion of any Option granted under the Plan shall automatically be terminated (a) three months after the date on which the Optionee's employment is terminated for any reason other than (i) Cause (as defined in the Plan), (ii) mental or physical disability, or (iii) death; (b) immediately upon the termination of the Optionee's employment for Cause; (c) one year after the date on which the Optionee's employment is terminated by reason of mental or physical disability; or (d) one year after the date on which the Optionee's employment is terminated by reason of Optionee's death, or if later, three months after the date of Optionee's death if death occurs during the one year period following the termination of the Optionee's employment by reason of mental or physical disability.

To prevent dilution of the rights of a holder of an Option, the Plan provides for appropriate adjustment of the number of shares for which Options may be granted, the number of shares subject to outstanding Options and the exercise price of outstanding Options, in the event of any increase or decrease in the number of issued and outstanding shares of the Corporation's capital stock resulting from a stock dividend, a recapitalization or other capital adjustment of the Corporation. The Committee or the Board has discretion to make appropriate antidilution adjustments to outstanding Options in the event of a merger, consolidation or other reorganization of the Corporation or a sale or other disposition of substantially all of the Corporation's assets.

The Plan will expire on the tenth anniversary of the Effective Date, and any Option outstanding on such date will remain outstanding until it expires or is exercised. The Committee or the Board may amend, suspend or terminate the Plan or any Option at any time, provided that such amendment shall be subject to the approval of the Corporation's Stockholders if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the Code) or the rules of any Stock exchange or automated quotation system on which the Common Stock may then be listed or granted. In addition, no amendment, suspension or termination shall substantially impair the rights or benefits of any Optionee, pursuant to any Option previously granted, without the consent of the Optionee.

Federal Income Tax Consequences of Awards of Options.

The Plan is not qualified under the provisions of section 401(a) of the Internal Revenue Code of 1986, as amended, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Nonqualified Stock Options.  On exercise of a nonqualified stock option granted
--------------------------
under the Plan, an Optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of Common Stock acquired on exercise of the Option over the exercise price. If the Optionee is an employee of the Corporation, that income will be subject to the withholding of Federal income tax. The Optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the Option, and his holding period for those shares will begin on that date.

If an Optionee pays for shares of Common Stock on exercise of an Option by delivering shares of the Corporation's Common Stock, the Optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the Optionee's tax basis in them. The Optionee, however, will be taxed on the exercise of the Option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the Option, the Optionee's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The Optionee's tax basis and holding period for the additional shares received on exercise of the Option will be the same as if the Optionee had exercised the Option solely in exchange for cash.

The Corporation will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the Optionee, provided that amount constitutes an ordinary and necessary business expense for the Corporation and is reasonable in amount, and either the employee includes that amount in income or the Corporation timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options.  The Plan provides for the grant of stock options that
-----------------------
qualify as "incentive stock options" as defined in section 422 of the Code. Under the Code, an Optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the Optionee holds a share received on exercise of an incentive stock option for at least two years from the date the Option was granted and at least one year from the date the Option was exercised (the "Required Holding Period"), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

If, however, an Optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a "Disqualifying Disposition"), the Optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the Option, the amount of ordinary income recognized by the Optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the Option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An Optionee who exercises an incentive stock option by delivering shares of Common Stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents "pyramiding" the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of Common Stock acquired on exercise of an incentive stock option exceeds the exercise price of that Option generally will be an adjustment included in the Optionee's alternative minimum taxable income for the year in which the Option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the Option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the Optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the Option is exercised.

The Corporation is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, the Corporation is allowed a deduction in an amount equal to the ordinary income includible in income by the Optionee, provided that amount constitutes an ordinary and necessary business expense for the Corporation and is reasonable in amount, and either the employee includes that amount in income or the Corporation timely satisfies its reporting requirements with respect to that amount.

Section 162 Limitations.  The Omnibus Budget Reconciliation Act of 1993 added
------------------------
Section 162(m) to the Code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. The Corporation intends that Options granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such Options, will qualify as such "performance-based compensation," so that such Options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect the ability of the Corporation to ensure that Options under the Plan will qualify as "performance-based compensation" that is fully deductible by the Corporation under Section 162(m).

Importance of Consulting Tax Adviser.  The information set forth above is a
------------------------------------
summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any Optionee may depend on his particular situation, each Optionee should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an Option or the disposition of Common Stock acquired on exercise of an Option.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO APPROVE AND RATIFY THE ISOMET CORPORATION 2001 STOCK OPTION PLAN.

                            INDEPENDENT ACCOUNTANTS

General

The Board of Directors has responsibility for selecting its independent auditors and engaged the firm of Aronson, Fetridge & Weigle, Certified Public Accountants, for the current calendar year. The Corporation has requested that a representative of Aronson, Fetridge & Weigle be present at the Annual Meeting of Stockholders with the opportunity to make a statement, if he desires to do so and is expected to be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed for professional services by Aronson, Fetridge & Weigle, Certified Public Accountants, in connection with the audit of the annual financial statement for the most recent fiscal year and the reviews of the financial statements included in the Corporation's filings with the Securities and Exchange Commission were $80,458. Such fees included normal tax preparation services which did not exceed $8,000.

Financial Information Systems Design and Implementation Fees

Aggregate fees billed for professional services by Aronson, Fetridge & Weigle, Certified Public Accountants, in connection with professional services involving financial information systems implementation were $17,068 for the year ended December 31, 2001.

All Other Fees

Other than as described above, no other fees were billed to the Corporation for the year ended December 31, 2001 by Aronson, Fetridge & Weigle, Certified Public Accountants.

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Any stockholders wishing to submit a proposal for action at the 2002 Annual Meeting of Stockholders, pursuant to and in accordance with the requirement of Rule 14a-8 of the Exchange Act, must present the proposal in writing to the Corporation no later than January 4, 2002.

                                 OTHER MATTERS

At the date of this Proxy Statement the Corporation does not know of any business to be presented for consideration at the Annual Meeting other than stated in the Notice of such meeting. It is intended, however, that the persons authorized under management proxies may, in the absence of instruction to the contrary, vote or act in accordance with their best judgment with respect to any other proposal presented for action at such meeting.

                            REPORTS TO STOCKHOLDERS

A copy of the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2000, including the financial statements and financial statement schedules, as filed with the Securities and Exchange Commission, may be obtained without charge by sending a written request therefor to Jerry W. Rayburn, Executive Vice President, Finance, Isomet Corporation, 5263 Port Royal Road, Springfield, Virginia 22151.


                         BY ORDER OF THE BOARD OF DIRECTORS


                         Jerry W. Rayburn
                         Secretary

May 4, 2001
Springfield, Virginia

                                                                      APPENDIX A

                              ISOMET CORPORATION

                            AUDIT COMMITTEE CHARTER

PURPOSE
-------

     The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of Isomet Corporation ("Corporation") in fulfilling its responsibilities to oversee management's conduct of the Corporation's financial reporting process, including overseeing the financial reports and other financial information provided by the Corporation to any governmental or regulatory body and the public; the Corporation's systems of internal accounting and financial controls; and the annual independent audit of the Corporation's financial statements.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Corporation. The Committee is authorized to retain outside counsel, auditors or other experts and professionals for this purpose. The Board and the Committee are in place, to represent the Corporation's stockholders: accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

     The Committee shall review the adequacy of this Charter on an annual basis.

MEMBERSHIP
----------

     The Committee shall be composed of not less than three members of the Board.

     At least a majority of the members must be independent directors so long as the Corporation files its disclosure reports with the Securities and Exchange Commission under the Small Business Disclosure System under Regulation S-B. Otherwise, all of the members shall be independent directors. In both cases, at least one member of the Committee must have accounting or related financial management expertise.

     An independent director is a member of the Board who:

     .  meets all requirements of the Audit Committee Policy of the NASD;

     . has no relationship to the Corporation that may interfere with the exercise of his or her independence from management and the Corporation; and

     . is financially literate or who become financially literate within a reasonable period of time after appointment to the Committee.

KEY RESPONSIBILITIES
--------------------

     The Committee's job is one of oversight and it recognizes that the Corporation's management is responsible for preparing the Corporation's financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information regarding the Corporation than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee is not providing any experts or special assurance as to the Corporation's financial statements or any professional certification as to the outside auditor's work.

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate under the circumstances.

     . The Committee shall review with management and the Corporation's outside auditors the audited financial statements to be included in the Corporation's Annual Report on Form 10-KSB (or the Annual Report to Stockholders if distributed prior to the filing of Form 10-KSB) and review and consider with the outside auditors the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61.

     . As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Corporation's interim financial results to be included in the Corporation's Quarterly Reports on Form 10-QSB to be filed with the Commission and the matters required to be discussed by SAS No. 61. Such review shall occur prior to the filing of the Corporation's Quarterly Reports on Form 10-QSB.

     The Committee shall discuss with management and the outside auditors the quality and adequacy of the Corporation's internal controls.

     The Committee shall:

     . request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Corporation consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended or supplemented;

     . discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence and

     . recommend that the Board take appropriate action to oversee the independence of the outside auditors.

     The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for stockholder approval), evaluate and, where appropriate, replace the outside auditor.

MEETINGS
--------

     The Committee is to meet in separate executive sessions with the vice president of finance (or other principal accounting officer) at least once each year and at other times when considered appropriate. Additionally, the Committee will meet at least telephonically before the release of quarterly results.

                                                                      Appendix B

                              ISOMET CORPORATION

                            2001 STOCK OPTION PLAN

     1.   Purpose.  The purpose of this Plan is to advance the interests of
          -------
Isomet Corporation, a New Jersey corporation (the "Company"), and its Subsidiaries by providing an additional incentive to attract and retain qualified and competent persons who provide services to the Company and its Subsidiaries, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, through the encouragement of stock ownership in the Company by such persons.

     2.   Definitions.  As used herein, the following terms shall have the
          -----------
meanings indicated:

          (a)  "Board" shall mean the Board of Directors of the Company.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (c) "Committee" shall mean the committee appointed by the Board pursuant to Section 13(a) hereof, or, if such committee is not appointed, the Board.

          (d) "Common Stock" shall mean the Company's Common Stock, par value $1.00 per share.

          (e) "Company" shall mean Isomet Corporation, a New Jersey corporation.

          (f)  "Director" shall mean a member of the Board.

          (g)  "Effective Date" shall mean April 30, 2001.

          (h) "Fair Market Value" of a Share on any date of reference shall mean the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding the date of reference, unless the Committee or the Board in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) the last reported sale price of Common Stock on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on the NASDAQ, as reported in any newspaper of general circulation or (ii) if clause (i) is not applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days. If neither (i) or (ii) above is applicable, then Fair Market Value shall be determined by the Committee or the Board in a fair and uniform manner.

          (i) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Internal Revenue Code.

          (j) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

          (k) "Officer" shall mean the Company's Chairman of the Board, President, Chief Executive Officer, principal financial officer, principal accounting officer, any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. If pursuant to Item 401(b) of Regulation S-K (17 C.F.R. (S) 229.401(b)) the Company identifies a person as an "executive officer," the person so identified shall be deemed an "Officer" even though such person may not otherwise be an "Officer" pursuant to the foregoing provisions of this paragraph.

          (l) "Option" (when capitalized) shall mean any option granted under this Plan.

          (m) "Option Agreement" means the agreement between the Company and the Optionee for the grant of an option.

          (n) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

          (o) "Outside Director" shall mean a member of the Board who qualifies as an "outside director" under Section 162(m) of the Internal Revenue Code and the regulations thereunder and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act.

          (p)  "Plan" shall mean this 2001 Stock Option Plan for the Company.

          (q) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          (r)  "Share" shall mean a share of Common Stock.

          (s) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     3.   Shares Available for Option Grants.  The Committee or the Board may
          ----------------------------------
grant to Optionees from time to time Options to purchase an aggregate of up to Two Hundred Thousand (200,000) Shares from the Company's authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

     4.   Incentive and Non-Qualified Options.
          -----------------------------------

          (a) An Option granted hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock Option as determined by the Committee or the Board at the time of grant of the Option and shall clearly state whether it is an Incentive Stock Option or a Non-Qualified Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan. Incentive Stock Options may not be granted to any person who is not an employee of the Company or any Subsidiary.

          (b) Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Section 422(b) of the Code are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations as defined in Section 424 of the Code), exceeds $100,000.

     5.   Conditions for Grant of Options.
          -------------------------------

          (a) Each Option shall be evidenced by an Option Agreement that may contain any term deemed necessary or desirable by the Committee or the Board, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be (i) those persons selected by the Committee or the Board from the class of all regular employees of, or persons who provide consulting or other services as independent contractors to, the Company or its Subsidiaries, including Directors and Officers who are regular employees, and (ii) Directors who are not employees of the Company or of any Subsidiaries.

          (b) In granting Options, the Committee or the Board shall take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Committee or the Board shall determine. The Committee or the Board shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee or the Board may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

          (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company or its Subsidiaries.

          (d) Notwithstanding any other provision of this Plan, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary corporation (as defined in Section 424 of the Code) at the date of grant) unless the option price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

     6.   Option Price.  The option price per Share of any Option shall be any
          ------------
price determined by the Committee or the Board but shall not be less than the par value per Share; provided, however, that in no event shall the option price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

     7.   Exercise of Options.  An Option shall be deemed exercised when (i)
          -------------------
the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee or the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements.

     The consideration to be paid for the Shares to be issued upon exercise of an Option as well as the method of payment of the exercise price and of any withholding and employment taxes applicable thereto, shall be determined by the Committee or the Board and may in the discretion of the Committee or the Board consist of: (1) cash, (2) certified or official bank check, (3) money order, (4) Shares that have been held by the Optionee for at least six (6) months (or such other Shares as the Company determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense), (5) the withholding of Shares issuable upon exercise of the Option, (6) pursuant to a "cashless exercise" procedure, by delivery of a properly executed exercise notice together with such other documentation, and subject to such guidelines, as the Board or the Committee shall require to effect an exercise of the Option and delivery to the Company by a licensed broker acceptable to the Company of proceeds from the sale of Shares or a margin loan sufficient to pay the exercise price and any applicable income or employment taxes, or (7) in such other consideration as the Committee or the Board deems appropriate, or by a combination of the above. In the case of an Incentive Stock Option, the permissible methods of payment shall be specified at the time the Option is granted.

     The Committee or the Board in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid, and/or the Optionee's tax withholding obligation is satisfied, in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised. The Committee or the Board in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, cause the Company to lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker,
(ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of the Option, (iii) bear interest at the prime rate of the Company's principal lender, and (iv) contain such other terms as the Committee or the Board in its sole discretion shall reasonably require.

     No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for those Shares are issued to that person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the stock certificate is issued, except as expressly provided in Section 10 hereof.

     8.   Exercisability of Options. Any Option shall become exercisable in such
          -------------------------
amounts, at such intervals and upon such terms as the Committee or the Board shall provide in the Option Agreement for that Option, except as otherwise provided in this Section 8:

          (a) The expiration date of an Option shall be determined by the Committee or the Board at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

          (b) The Committee of the Board may in its sole discretion provide that an Option shall become immediately fully exercisable in the event of a "Change in Control" or in the event that the Committee or the Board exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 9(b) hereof. For this purpose, the term "Change in Control" shall mean: approval by the stockholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned).

          (c) The Committee or the Board may in its sole discretion, accelerate the date on which any Option may be exercised.

     9.   Termination of Option Period.
          ----------------------------

          (a) Unless otherwise provided in any Option Agreement, the unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

               (i) three months after the date on which the Optionee's employment is terminated other than by reason of (A) Cause, which, solely for purposes of this Plan, shall mean the termination of the Optionee's employment by reason of the Optionee's willful misconduct or gross negligence, (B) a mental or physical disability (within the meaning of Internal Revenue Code Section 22(e)) of the Optionee as determined by a medical doctor satisfactory to the Committee, or (C) death of the Optionee;

               (ii) immediately upon the termination of the Optionee's employment for Cause;

               (iii) twelve months after the date on which the Optionee's employment is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee or the Board;

               (iv) (A) twelve months after the date of termination of the Optionee's employment by reason of the death of the Optionee, or, if later, (B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof.

All references herein to the termination of the Optionee's employment shall, in the case of an Optionee who is not an employee of the Company or a Subsidiary, refer to the termination of the Optionee's service with the Company.

          (b) To the extent not previously exercised, (i) each Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right pursuant to
Section 10(c) hereof; and (ii) the Committee or the Board in its sole discretion may by written notice ("cancellation notice") cancel, effective upon the consummation of any corporate transaction described in Subsection 8(b)(i) hereof in which the Company does survive, any Option that remains unexercised on such date. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 9(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that then are exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of a transaction referred to in this Section 9(b).

     10.  Adjustment of Shares.
          --------------------

          (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in that event:

               (i) appropriate adjustment shall be made in the maximum number of Shares available for grant under the Plan, or available for grant to any person under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

               (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

          (b) Unless otherwise provided in any Option Agreement, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate so as to preserve benefits under the Plan. No changes made to the terms of Options outstanding under this Plan pursuant to this Section 10(b) shall substantially impair the rights or benefits of any Optionee pursuant to any Option previously granted without the consent of the Optionee.

          (c) In the event of a proposed sale of all or substantially all of the Company's assets or any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, where the securities of the successor corporation, or its parent company, are issued to the Company's stockholders, then the successor corporation or a parent of the successor corporation may, with the consent of the Committee or the Board, assume each outstanding Option or substitute an equivalent option or right. If the successor corporation, or its parent, does not cause such an assumption or substitution to occur, or the Committee or the Board does not consent to such an assumption or substitution, then each Option shall terminate pursuant to Section 9(b) hereof upon the consummation of sale, merger, consolidation or other corporate transaction.

          (d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under the Plan.

          (e) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

     11.  Transferability of Options and Shares.
          -------------------------------------

          (a) No Incentive Stock Option, and unless the prior written consent of the Committee or the Board is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act no Non-Qualified Stock Option, shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case of a Non-Qualified Stock Option that has been assigned or transferred with the prior written consent of the Committee or the Board, only by the permitted assignee.

          (b) No Shares acquired by an Officer or Director pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted, unless the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act.

     12.  Issuance of Shares.
          ------------------

          (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

          (b) As a condition to any sale or issuance of Shares upon exercise of any Option, the Committee or the Board may require such agreements or undertakings as the Committee or the Board may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:

               (i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

               (ii) a representation, warranty and/or agreement to be bound by any legends endorsed upon the certificate(s) for the Shares that are, in the opinion of the Committee or the Board, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Committee or the Board to be applicable to the issuance and transfer of those Shares.

     13.  Administration of the Plan.
          --------------------------

          (a) The Plan shall be administered by the Board or, at the discretion of the Board, by a committee appointed by the Board (the "Committee") which shall be composed of two or more Directors. The membership of the Committee shall be constituted so as to comply at all times with the then applicable requirements for Outside Directors of Rule 16b-3 promulgated under the Securities Exchange Act and Section 162(m) of the Internal Revenue Code. The Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

          (b) The Committee or the Board may grant Options pursuant to this Plan to any persons to whom Options may be granted under Section 5(a) hereof.

          (c) The Committee or the Board, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations of the Committee or the Board, and its interpretation and construction of any provision of the Plan or any Option Agreement, shall be final and conclusive.

          (d) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

     14.  Withholding or Deduction for Taxes.  If at any time specified herein
          ----------------------------------
for the making of any issuance or delivery of any Option or Common Stock to any Optionee, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or to take any other action in connection with the issuance or delivery then to be made, the issuance or delivery shall be deferred until the withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

     15.  Interpretation.
          --------------

          (a) As it is the intent of the Company that the Plan shall comply in all respects with Rule 16b-3 promulgated under the Securities Exchange Act ("Rule 16b-3"), any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Committee or the Board may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

          (b) The Plan and any Option Agreements entered into pursuant to the Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of the Plan or any Option Agreement relating to an Incentive Stock Option should be held invalid for the granting of Incentive Stock Options or illegal for any reason, that determination shall not affect the remaining provisions hereof, but instead the Plan and the Option Agreement shall be construed and enforced as if such provision had never been included in the Plan or the Option Agreement.

          (c)  This Plan shall be governed by the laws of the State of Virginia.

          (d) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

          (e) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

     16.  Amendment and Discontinuation of the Plan.  The Committee or the Board
          -----------------------------------------
may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that, any amendment to the Plan shall be subject to the approval of the Company's stockholders if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the Internal Revenue Code) or the rules of any Stock exchange or automated quotation system on which the Common Stock may then be listed or granted. Except to the extent provided in the Plan, no amendment, suspension or termination of the Plan or any Option issued hereunder shall substantially impair the rights or benefits of any Optionee pursuant to any Option previously granted without the consent of the Optionee.

     17.  Effective Date and Termination Date.  The effective date of the Plan
          -----------------------------------
is April 30, 2001, and the Plan shall terminate on the 10th anniversary of the Effective Date. The Plan shall be submitted to the stockholders of the Company for their approval and adoption and Options hereunder may be granted prior to such approval and adoption but contingent upon such approval and adoption.

PROXY

                              ISOMET CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Lee R. Marks and Jerry W. Rayburn as Proxies, with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated hereon all the shares of common stock of Isomet Corporation held on record by the undersigned on April 25, 2001, at the annual meeting of shareholders to be held on Thursday May 31, 2001, or any adjournment thereof.

                          (Continued on reverse side)


If no direction is made, this proxy will be voted FOR proposals 1 and 2.                    Please mark your    [X]
                                                                                            votes as indicated
                                                                                            in this example.

1. ELECTION OF DIRECTORS                Leon Bademian, Lee R. Marks, Thomas P. Meloy, Jerry W. Rayburn and Henry Zenzie

FOR all nominees    WITHHOLD            (INSTRUCTION: To withhold authority to vote for any individual nominee, write that
listed at right     AUTHORITY           nominee's name o n the line provided below.)
(except as marked   to vote for all
to the contrary)    nominees listed
                    at right            ___________________________________________________________________________________
     [_]               [_]

2. Proposal to approve the Company's
   2001 Stock Option Plan               3. In their discretion, the Proxies are     PLEASE SIGN EXACTLY AS NAME APPEARS
                                           authorized to vote upon such other       HEREON.
    FOR     AGAINST     ABSTAIN            business as may properly come
    [_]      [_]         [_]               before the meeting.                      _____________________________________

                                                                                    _____________________________________
                                                                                                   Signature

                                                                                    Dated____________________________, 2001

                                                                                    When shares are held by tenants, both
                                                                                    should sign. When signing as attorney,
                                                                                    executor, administrator, trustee or
                                                                                    guardian, please give full title as
                                                                                    such. If a corporation name, by
                                                                                    President or other  authorized officer.
                                                                                    If a partnership, please sign in
                                                                                    partnership name by authorized person.

                                                                                    _____________________________________
                                                                                           Signature if held jointly

                                                                                    Dated____________________________, 2001
                                                                                    PLEASE SIGN, DATE AND RETURN THE
                                                                                    PROXY CARD PROMPTLY USING THE
                                                                                    ENCLOSED ENVELOPE.